EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 10, 1997, included in Health and Retirement Properties Trust's Form 8-K dated February 17, 1997, and to all references to our Firm included in this registration statement.

                                                      /s/ Arthur Andersen LLP
                                                      ARTHUR ANDERSEN LLP

Washington, D.C.
February 28, 1997